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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2005

                             -----------------------

                               COLOR IMAGING, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

        DELAWARE                      1-16450                13-3453420
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)

       4350 PEACHTREE INDUSTRIAL BOULEVARD, SUITE 100, NORCROSS, GA 30071
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 840-1090

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

Effective as of July 31, 2005, Color Imaging, Inc. (the "Company" or "Color Imaging") entered into a First Amendment to the Marketing and License Agreement ("First Amendment") with General Plastic Industrial Co., Ltd. ("GPI"). As described more fully in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, since June 1, 2003, GPI and Color Imaging have been parties to a Marketing and License Agreement ("License Agreement") whereby GPI licenses certain products to the Company on a semi-exclusive basis in the United States for use or sale by the Company. Jui-Hung Wang, Jui-Kung Wang and Jui-Chi Wang are directors of the Company and are major shareholders of GPI. The First Amendment modifies the License Agreement by providing that the license granted is non-exclusive and the Company will no longer market the licensed products to office superstores or national retail stores. A copy of the First Amendment is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)  EXHIBITS.

      Exhibit Number        Description

      10.1 First Amendment to the Marketing and License Agreement by and between the Registrant and General Plastic Industrial Co., Ltd.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Color Imaging, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLOR IMAGING, INC.



Date:  August 9, 2005                  By:  /s/ Morris E. Van Asperen
                                        ----------------------------------------
                                        Name:    Morris E. Van Asperen
                                        Title:   Executive Vice President, Chief
                                                 Financial Officer and Secretary



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

                                  EXHIBIT INDEX


Exhibit Number      Description
     10.1           First  Amendment to the Marketing  and License  Agreement by
                    and between the  Registrant and General  Plastic  Industrial
                    Co., Ltd.



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